UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2006

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2006, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2006-2)

Impac Secured Assets Corp.
(Exact name of registrant as specified in its charter)

California	333-131328-01	33-0715871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1
Underwriting Agreement, dated June 27, 2006 among Impac Funding Corporation, Impac Secured Assets Corp, Impac Mortgage Holdings Inc., Bear, Stearns & Co. Inc., Countrywide Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of June 1, 2006 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Gretchen Verdugo
Name:	Gretchen Verdugo
Title:	EVP, CFO

Dated: July 24, 2006

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

1.1
Underwriting Agreement, dated June 27, 2006 among Impac Funding Corporation, Impac Secured Assets Corp, Impac Mortgage Holdings Inc., Bear, Stearns & Co. Inc., Countrywide Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2006 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer and Deutsche Bank National Trust Company, as trustee.